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                                                                      EXHIBIT 24


                                  POWER OF ATTORNEY
                                  -----------------

     Each of the undersigned Directors and Officers of CHAMPION INTERNATIONAL CORPORATION (the "Company"), which intends to file a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, registering nonconvertible, unsecured debt securities, hereby constitutes and appoints STEPHEN B. BROWN, LAWRENCE A. FOX and RICHARD E. OLSON his or her true and lawful attorneys-in-fact and agents, each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and other documents relating thereto, and to file such Registration Statement and such amendments with all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 16th day of January, 1997.


/s/RICHARD E. OLSON                             /s/KENWOOD C. NICHOLS
----------------------------------------        --------------------------------
Richard E. Olson                                Kenwood C. Nichols
Chairman of the Board, Chief                    Vice Chairman, Executive Officer
Executive Officer and Director                  and Director
(Principal Executive Officer)                   (Principal Accounting Officer)



                                                /s/FRANK KNEISEL
                                                --------------------------------
                                                Frank Kneisel
                                                Senior Vice President - Finance
                                                (Principal Financial Officer)
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/s/LAWRENCE A. BOSSIDY                     /s/LAWRENCE G. RAWL
---------------------------------------    -------------------------------------
Lawrence A. Bossidy, Director              Lawrence G. Rawl, Director



/s/ROBERT A. CHARPIE                       /s/WALTER V. SHIPLEY
----------------------------------------   -------------------------------------
Robert A. Charpie, Director                Walter V. Shipley, Director



/s/ALICE F. EMERSON                        /s/RICHARD E. WALTON
----------------------------------------   -------------------------------------
Alice F. Emerson, Director                 Richard E. Walton, Director



/s/ALLAN E. GOTLIEB                        /s/JOHN L. WEINBERG
----------------------------------------   -------------------------------------
Allan E. Gotlieb, Director                 John L. Weinberg, Director



/s/SYBIL C. MOBLEY
----------------------------------------
Sybil C. Mobley, Director